Loans to Third Parties	12 Months Ended
Dec. 31, 2019
Loans To Third Parties [Abstract]
Loans to third parties

Note 5 — Loans to third parties

The Company had unsecured, interest-bearing loan receivables from various third parties. The maturity of these loans are generally within one year. For the years ended December 31, 2019 and 2018, the loans to third parties amounted to $740,000 and $47,997 with annual interest rates approximately 5.3% and 10%, respectively. Subsequently, the Company collected $247,063 from loans to third parties and the Company expected to fully collect the loans to third parties balance by July 2020.